Exhibit 10.22
                                                                   ------------


NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

                                              Original Issue Date: July 22, 2004
                                         Original Principal Amount:  $100,000.00


                       SECURED CONVERTIBLE PROMISSORY NOTE

     THIS SECURED CONVERTIBLE PROMISSORY NOTE is made by each of SBS INTERACTIVE, CO., a Florida corporation (the "Company"), and SBS INTERACTIVE, INC., a Nevada corporation (the "Subsidiary;" each of the Company and the Subsidiary is referred to herein as a "Borrower," and collectively as the "Borrowers"), jointly and severally (the "Note").

                              PRELIMINARY STATEMENT
                              ---------------------

     WHEREAS, reference is hereby made to (i) that certain Master Loan Agreement dated as of July 22, 2004 (the "Loan Agreement"), by and among the Borrowers and Arthur Cohn ("Cohn"), and (ii) that certain Pledge and Security Agreement, dated as of July 22, 2004, by and among the Borrowers and Cohn (the "Security Agreement").

                                    AGREEMENT
                                    ---------

     FOR VALUE RECEIVED, the Borrowers, jointly and severally, promise to pay to the order of Cohn or his assigns (the "Holder"), the principal sum of One Hundred Thousand Dollars ($100,000.00) (the "Principal Amount") on the "Maturity Date" (as defined herein), and to pay interest to the Holder on the aggregate outstanding Principal Amount at the rate of six percent 6% per annum, payable on the Maturity Date, in cash (in lawful currency of the United States of America), subject to the right of the Holder to convert the Principal Amount and all accrued but unpaid interest thereon into shares of the Company's "Common Stock" (as defined herein) in accordance with Section 4 hereof. Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Original Issue Date until payment in full of the Principal Amount, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest shall cease to accrue on the "Conversion Date" (as defined herein) with respect to any Principal Amount and accrued but unpaid interest thereon converted, provided that the Company in fact delivers the "Underlying Shares" (as defined herein) within the time period required by
Section 4(c)(i). All overdue Principal Amount and/or accrued and unpaid interest to be paid hereunder shall entail a late fee at the rate of fifteen percent (15%) per annum, or such lower maximum amount of interest permitted to be charged under applicable law (the "Late Fee") which will accrue daily, from the date such payment is due hereunder through and including the date of payment. For purposes hereof, the "Maturity Date" shall mean the effective date (in accordance with Section 5 hereof) of any written demand by the Holder, from time to time, for payment hereunder.


     The Borrowers may not prepay any portion of the Principal Amount or accrued but unpaid interest thereon without the prior written consent of the Holder.

     This Note is subject to the following additional provisions:

     SECTION 1. EXCHANGE. This Note is exchangeable for an equal aggregate Principal Amount of Notes of different authorized denominations, as requested by the Holder surrendering the same and subject to compliance with applicable laws. No service charge will be made for such registration of transfer or exchange.

     SECTION 2. TRANSFER. This Note may be transferred or exchanged only in compliance with applicable federal and state securities laws and regulations. Prior to due presentment to the Borrowers for transfer of this Note, the Borrowers and any agent of the Borrowers may treat the Person in whose name this
Note is duly registered on the records of the Borrower as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Borrowers nor any such agent thereof shall be affected by notice to the contrary.

     SECTION 3. SECURITY; EVENTS OF DEFAULT; REMEDIES; WAIVERS.

     (a) The Loan Obligations are secured in accordance with the terms and conditions set forth in the Security Agreement.

     (b) Upon the occurrence of any Event of Default, the Holder shall have all of the rights, powers and remedies set forth in the Loan Agreement and/or Security Agreement.

     (c) Each Borrower waives presentment, demand for payment, protest, notice of demand, dishonor and nonpayment, notice of protest and all other notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this Note.

     SECTION 4. CONVERSION.

     (a) (i) At any time after the Original Issue Date, the outstanding Principal Amount and all accrued but unpaid interest thereon shall be convertible, at the option of the Holder, in whole or in part at any time and from time to time, into (i) shares of Common Stock and (ii) warrants to purchase up to Four Hundred Thousand shares of Common Stock (the "Target Warrant Shares"), in the latter case, on the terms and conditions set forth in the form of Common Stock Purchase Warrant attached hereto as Exhibit A (collectively, the "Warrants"); provided, that the Target Warrant Shares shall be (x) subject to adjustment prior to the "Conversion Date" (as defined herein) in the same manner as the shares purchasable under the Warrants are subject to adjustment from and after the Conversion Date, and (y) pro-rated, from time to time, in the event the Holder converts part but not all of the outstanding Principal Amount and accrued but unpaid interest thereon.

         (ii) The Holder shall effect conversions by delivering to the Company written notice (a "Notice of Conversion"), specifying therein the Principal Amount and accrued but unpaid interest thereon to be converted and the date on which such conversion is to be effected (a "Conversion Date"). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is provided hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender the Note to the Company unless the entire Principal Amount of the Note plus all accrued and unpaid interest thereon has been so converted. Conversions hereunder shall have the effect of lowering the outstanding Principal Amount and accrued but unpaid interest thereon in an amount equal to the amount so converted. The Holder and the Company shall maintain records showing the Principal Amount and accrued but unpaid interest thereon converted and the date of such conversions. The Company shall deliver any objection to any Notice of Conversion within one Business Day after receipt of such notice. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. Each Holder, by acceptance of this Note, acknowledges and agrees that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted Principal Amount of this Note may be less than the Original Principal Amount stated on the face hereof.

     (b) At any time, the number of shares of Common Stock issuable upon conversion (the "Underlying Shares") shall be determined by the quotient obtained by dividing (x) the outstanding Principal Amount and accrued but unpaid interest thereon to be converted by (y) the "Set Price" (as defined herein).

     (c) (i) Not later than three Trading Days after any Conversion Date, the Company shall deliver to the Holder a certificate or certificates representing the Underlying Shares (which shall be free of restrictive legends and trading restrictions) being acquired upon such conversion and the Warrants, duly executed. The Company shall, if available and if allowed under applicable securities laws, use its best efforts to deliver any certificate or certificates required to be delivered by the Company under this Section electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. If, in the case of any Notice of Conversion, such certificate or certificates and the Warrants are not delivered to, or as directed by, the Holder by the third Trading Day after a Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion.

         (ii) If the Company fails for any reason to deliver to the Holder such certificate or certificates or the Warrants pursuant to Section 4(c)(i) by the third Trading Day after the Conversion Date, the Company shall pay to such Holder, in Common Stock at the then Set Price, as liquidated damages and not as a penalty, for each $1,000 of Principal Amount and accrued but unpaid interest thereon being converted, $50 per Trading Day (increasing to $100 per Trading Day after three Trading Days after such damages begin to accrue) for each Trading Day after such third Trading Day until such certificates are delivered. In the event a Holder shall elect to convert any or all of the outstanding Principal Amount and accrued but unpaid interest thereon, the Company may not refuse conversion based on any claim that the Holder or any one associated or affiliated with the Holder has been engaged in any violation of law, agreement or for any other reason, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of this Note shall have been sought and obtained and the Company posts a surety bond for the benefit of the Holder in the amount of 150% of the Principal Amount of the Note outstanding, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of an injunction precluding the same, the Company shall issue the Underlying Shares and the Warrants upon a properly noticed conversion. Nothing herein shall limit Holder's right to pursue actual damages or declare an Event of Default pursuant to the Loan Agreement for the Company's failure to deliver the Underlying Shares or the Warrants within the period specified herein, and such Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

         (iii) In addition to any other rights available to the Holder, if the Company fails for any reason to deliver to the Holder such certificate or certificates pursuant to Section 4(c)(i) by the third Trading Day after the Conversion Date, and if after such third Trading Day the Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Underlying Shares which the Holder anticipated receiving upon such conversion (a "Buy-In"), then the Company shall (A) pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder anticipated receiving from the conversion at issue multiplied by (2) the actual sale price of the Common Stock at the time of the sale (including brokerage commissions, if any) giving rise to such purchase obligation and (B) at the option of the Holder, either reissue a

Note in Principal Amount equal to the Principal Amount of the attempted conversion or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its delivery requirements under Section 4(c)(i). For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of the Note with respect to which the actual sale price of the Underlying Shares at the time of the sale (including brokerage commissions, if any) giving rise to such purchase obligation was a total of $10,000, under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In. Notwithstanding anything contained herein to the contrary, if a Holder requires the Company to make payment in respect of a Buy-In for the failure to timely deliver certificates hereunder and the Company timely pays in full such payment, the Company shall not be required to pay such Holder liquidated damages under Section 4(c)(ii) in respect of the certificates resulting in such Buy-In.

     (d) (i) The conversion price in effect on any Conversion Date shall be equal to Fifty Cents ($0.50) per share of Common Stock, subject to adjustment herein (the "Set Price").

         (ii) If the Company, at any time while the Note is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Note, including interest thereon), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or
(D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Set Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

         (iii) If the Company, at any time while the Note is outstanding, shall offer, sell, grant any option to purchase or offer, sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or securities exercisable, convertible into or exchangeable for Common Stock (the "Common Stock Equivalents"), at an effective price per share less than the then Set Price ("Dilutive Issuance") (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Set Price, such issuance shall be deemed to have occurred for less than the Set Price), then the Set Price shall be reduced to equal the effective conversion, exchange or purchase price for such Common Stock or Common Stock Equivalents. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Company shall notify the Holder in writing, no later than the third Business Day following the issuance of any Common Stock or Common Stock Equivalent subject to this section, indicating therein the applicable issuance price, or the applicable reset price, exchange price, conversion price and other pricing terms.

         (iv) All calculations under this Section 4 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this
Section 4, the number of shares of Common Stock deemed to be outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) outstanding on a fully diluted basis.

         (v) Whenever the Set Price is adjusted hereunder, the Company shall promptly mail to each Holder a notice setting forth the Set Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

         (vi) If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock the rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Notes, and shall cause to be mailed to the Holder at its last addresses as it shall appear upon the stock books of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or
(y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange.

         (vii) If, at any time while this Note is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person,
(B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then upon any subsequent conversion of this Note, the Holder shall have the right to receive, for each Underlying Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the "Alternate Consideration"). For purposes of any such conversion, the determination of the Set Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Set Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new Note consistent with the foregoing provisions and evidencing the Holder's right to convert such Note into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (d) and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

     (e) Upon a conversion hereunder, the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the fair market value at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

     (f) The issuance of certificates for shares of the Common Stock on conversion of the Note shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Note so converted, and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     SECTION 5. NOTICES. Any and all notices or other communications or deliveries to be provided hereunder shall be given in the manner set forth in, and shall be effective as provided in, the Loan Agreement.

     SECTION 6. DEFINITIONS. For purposes hereof, in addition to the terms defined elsewhere in this Note: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Loan Agreement, and (b) the following terms shall have the following meanings:

     "Common Stock" means the common stock, $0.001 par value per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

     "Original Issue Date" shall mean the date of the first issuance of the Note set forth herein regardless of the number of transfers of the Note and regardless of the number of instruments which may be issued to evidence such Note.

     "Person" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

     "Trading Day" means a day on which the shares of Common Stock are quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, that in the event that the shares of Common Stock are not so quoted, then Trading Day shall mean a Business Day.

     SECTION 7. NO ALTERATION. No provision of this Note shall alter or impair the obligation of the Borrowers, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Borrowers.

     SECTION 8. REPLACEMENT. If this Note shall be mutilated, lost, stolen or destroyed, the Borrowers shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the Principal Amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Borrowers.

     SECTION 9. WAIVER. Any waiver by the Borrowers or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Borrowers or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

     SECTION 10. MISCELLANEOUS. If a court of competent jurisdiction shall find that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. Each Borrower covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Borrowers from paying all or any portion of the Principal Amount or interest on the Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the other covenants or the performance of the Financing Documents, and each Borrower (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

     SECTION 11. BUSINESS DAY. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

     SECTION 12. PRELIMINARY STATEMENT. The Preliminary Statement of this Note is hereby incorporated by reference into the body of this Note and hereby becomes an integral part of this Note.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, each Borrower has caused this Secured Convertible Promissory Note to be executed by its duly authorized officer, as of the Original Issue Date.


WITNESS                                 BORROWERS:
                                        ---------

                                        SBS INTERACTIVE, CO.


                                        By: /s/ Todd Gotlieb
-------------------------------            -------------------------------------
                                           Name:  Todd Gotlieb
                                           Title:  President


                                        SBS INTERACTIVE, INC.


                                        By: /s/ Todd Gotlieb
------------------------------             -------------------------------------
                                           Name:  Todd Gotlieb
                                           Title:  President























             [Signature Page to Secured Convertible Promissory Note]

                                                                       Exhibit A

THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO SBS INTERACTIVE, CO. THAT SUCH REGISTRATION IS NOT REQUIRED.


Right to Purchase [400,000] Shares of Common Stock of SBS Interactive, Co. (subject to adjustment as provided herein)


                          COMMON STOCK PURCHASE WARRANT

No. ________                                         Issue Date:  ______________

     SBS INTERACTIVE, CO., a corporation organized under the laws of the State of Florida, hereby certifies that, for value received, Arthur Cohn, or assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company from and after the Issue Date of this Warrant and at any time or from time to time before 5:00 p.m., New York time, through three (3) years after such date (the "Expiration Date"), up to [400,000] fully paid and nonassessable shares of Common Stock, $0.001 par value, of the Company, at the Exercise Price (as defined below). The number and character of such shares of Common Stock and the Exercise Price are subject to adjustment as provided herein.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

     (a) The term "Company" shall include SBS Interactive, Co. and any corporation which shall succeed or assume the obligations of SBS Interactive, Co. hereunder.

     (b) The term "Common Stock" includes (x) the Company's Common Stock, $0.001 par value per share, and (y) any other securities into which or for which any of the securities described in (x) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

     (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 3 or otherwise.

     (d) The term "Exercise Price" shall be as follows, subject to adjustment pursuant to Section 4:

                           (i)      [200,000] shares at $1.00; and
                           (ii)     [200,000] shares at $1.25

     1.  EXERCISE OF WARRANT.

         1.1. Number of Shares Issuable upon Exercise. From and after the date hereof through and including the Expiration Date, the Holder shall be entitled to receive, upon exercise of this Warrant in whole or in part, shares of Common Stock of the Company, subject to adjustment pursuant to Section 4, by delivery of an original or fax copy of the exercise notice attached hereto as Exhibit A (the "Exercise Notice") along with payment to the Company of the Exercise Price.

     2.  PROCEDURE FOR EXERCISE.

         2.1 Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which both the Exercise Notice and payment have been made for such shares. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 3 business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise.

         2.2. Exercise.

         Payment may be made either in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price for the number of Common Shares specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the Holder per the terms of this Warrant) and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

     3.  ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC.

         3.1. Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person or entity, or (c) transfer all or substantially all of its properties or assets to any other person or entity under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

                  3.2. Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holder of the Warrant after the effective date of such dissolution pursuant to Section 3.1 to a bank or trust company having its principal office in New York, New York, as trustee for the Holder of the Warrant.

                  3.3. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 3. In the event this Warrant does not continue in full force and effect after the consummation of the transactions described in this Section 3, then only in such event will the Company's securities and property (including cash, where applicable) receivable by the holders of the Warrant be delivered to the Trustee as contemplated by Section 3.2.

         4. ADJUSTMENTS FOR STOCK SPLITS, COMBINATIONS, ETC. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be increased to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Exercise Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Exercise Price in effect on the date of such exercise.

         5. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrant, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the holder of the Warrant and any Warrant agent of the Company (appointed pursuant to Section 11 hereof).

         6. RESERVATION OF STOCK ISSUABLE ON EXERCISE OF WARRANT. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant.

         7. ASSIGNMENT; EXCHANGE OF WARRANT. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") with respect to any or all of the shares underlying this Warrant. On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, which shall include, without limitation, a legal opinion from the Transferor's counsel that such transfer is exempt from the registration requirements of applicable securities laws, the Company at its expense but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

         8. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         9.       Intentionally left blank.

         10.      Intentionally left blank.

         11. WARRANT AGENT. The Company may, by written notice to each holder of the Warrant, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to
Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         12. TRANSFER ON THE COMPANY'S BOOKS. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         13. NOTICES, ETC. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or, until any such Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to the Company.

         14. VOLUNTARY ADJUSTMENT BY THE COMPANY. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

         15. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and construed in accordance with the laws of State of New York without regard to principles of conflicts of laws. Any action brought concerning the transactions contemplated by this Warrant shall be brought only in the United States District Court for the Northern District of Maryland or any state court located in Baltimore, Maryland. The individuals executing this Warrant on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. In the event that any provision of this Warrant is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Warrant. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. The Company and Holder each acknowledges that legal counsel participated or had an opportunity to participate in the preparation of this Warrant and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Warrant to favor any party against the other party.

          IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

                                       SBS INTERACTIVE, CO.


                                       By: /s/ Todd Gotlieb
---------------------------------         ---------------------------------
                                          Name: Todd Gotlieb
                                          Title: President

                                       HOLDER

                                       /s/ Arthur Cohn
                                       ------------------------------------
                                       Arthur Cohn

                                                                       Exhibit A

                                 EXERCISE NOTICE
                   (To be signed only on exercise of Warrant)


TO:  SBS Interactive, Co.


The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase:

     ________ shares of the Common Stock covered by such Warrant.


The undersigned herewith makes payment of the full Exercise Price for such shares at the price per share provided for in such Warrant, which is an aggregate of $___________.


The undersigned requests that the certificates for such shares be issued in the name of, and delivered to __________________________ whose address is
___________________________.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act") or pursuant to an exemption from registration under the Securities Act.

Dated:___________________            __________________________________________
                                    (Signature  must  conform  to name of holder
                                     as specified  on
                                                     the face of the Warrant)

                                    ____________________________________________
                                    (Address)

                                                                       Exhibit A

                                 EXERCISE NOTICE
                   (To be signed only on exercise of Warrant)

TO:  SBS Interactive Co.

     The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase:

     ________ shares of the Common Stock covered by such Warrant.


The undersigned herewith makes payment of the full Exercise Price for such shares at the price per share provided for in such Warrant, which is an aggregate of $___________.


The undersigned requests that the certificates for such shares be issued in the name of, and delivered to _________________________________ whose address is
________________________________.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act") or pursuant to an exemption from registration under the Securities Act.

Dated:___________________                _______________________________________
                                         (Signature must conform to name of
                                         holder as specified on the face of the
                                         Warrant)


                                         _______________________________________
                                                     (Address)

                                                                       Exhibit B

                         FORM OF TRANSFEROR ENDORSEMENT
                   (To be signed only on transfer of Warrant)

     For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the Warrant to purchase the number of shares of Common Stock of SBS Interactive Co. to which such Warrant relates specified under the heading "Number of Shares Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of SBS Interactive Co. with full power of substitution in the premises.


                                                     Number of Shares
           Transferees                                 Transferred
           -----------                                 -----------


__________________________________                 ________________________

__________________________________                 ________________________

__________________________________                 ________________________






Dated:__________________, _______        _______________________________________
                                         (Signature must conform to name of
                                         holder as specified on the face of the
                                         warrant)

Signed in the presence of:


_________________________________        _______________________________________
         (Name)                                       (address)

                                         _______________________________________
ACCEPTED AND AGREED:                                  (address)
[TRANSFEREE]


_________________________________
           (Name)



                                      -2-